Other assets and liabilities F.4.1. Current provisions and other liabilities (Details) - USD ($) $ in Millions	Dec. 31, 2021		Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Deferred revenue	$ 110		$ 78
Customer deposits	15		14
Current legal provisions	24		22
Tax payables	88		72
Customer and MFS distributor cash balances	194		186
Withholding tax on payments to third parties	11		6
Other current liabilities	105		133
Total	546	[1]	511
Provision for tax risk not related to income tax	$ 44		$ 25

[1]	The assets and liabilities of Tigo Guatemala are fully consolidated since the acquisition of the remaining 45% shareholding on November 12, 2021. See note A.1.2. for further details. As a result, numbers might not be directly comparable with previous years' figures.